UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): MAY 23, 2023

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	001-34762		31-1042001
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. employer identification number)

255 East Fifth Street, Suite 800	Cincinnati,	Ohio	45202
(Address of principal executive offices)			(Zip Code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, No par value	FFBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    On May 23, 2023, First Financial Bancorp., an Ohio corporation (the “Company”), held its Annual Meeting of Shareholders for the purpose of considering and acting upon the following matters:

1.    To elect the following nominees as directors with terms expiring in 2024: William G. Barron, Vincent A. Berta, Cynthia O. Booth, Archie M. Brown, Claude E. Davis, Susan L. Knust, William J. Kramer, Dawn C. Morris, Thomas M. O’Brien, Andre T. Porter, Maribeth S. Rahe and Gary W. Warzala;

2.    To ratify the appointment of Crowe LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2023; and

3.    To approve, on an advisory basis, the compensation of the Company's executive officers; and

4.    To determine, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s executive officers.

As of March 24, 2023, the record date for the annual shareholder meeting, 95,188,046 shares of the Company's common stock were eligible to vote. There was a total of 83,642,086 shares present at the Annual Meeting (87.87% of the shares eligible to vote), constituting a quorum.

(b)    The voting results for each proposal, including the votes for and against, and any abstentions or broker non-votes, are described below.

Item 1 - Election of Directors

The Company’s shareholders elected all twelve nominees for director. Each nominee will serve for a one-year term ending in 2024. For each nominee, the votes cast for and withheld, as well as the abstentions and broker non-votes, were as follows:

Director Nominee	Aggregate Votes
	FOR	WITHHELD	ABSTENTIONS	BROKER NON-VOTES
William G. Barron	72,380,964	1,092,044	N/A	10,169,078
Vincent A. Berta	72,307,952	1,165,056	N/A	10,169,078
Cynthia O. Booth	72,286,805	1,186,203	N/A	10,169,078
Archie M. Brown	72,304,384	1,168,624	N/A	10,169,078
Claude E. Davis	71,744,511	1,728,497	N/A	10,169,078
Susan L. Knust	72,174,338	1,298,670	N/A	10,169,078
William J. Kramer	71,338,649	2,134,359	N/A	10,169,078
Dawn C. Morris	73,018,563	454,445	N/A	10,169,078
Thomas M. O’Brien	72,533,294	939,714	N/A	10,169,078
Andre T. Porter	73,011,908	461,100	N/A	10,169,078
Maribeth S. Rahe	72,007,036	1,465,972	N/A	10,169,078
Gary W. Warzala	72,864,517	608,491	N/A	10,169,078

Item 2 - Ratification of Auditors

The Company’s shareholders ratified the Audit Committee’s selection of Crowe LLP as the Company’s independent registered public account firm for 2023. The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
83,150,188	360,270	131,628	N/A

Item 3 - Advisory Vote on Executive Compensation

The Company’s shareholders approved the advisory vote on the compensation of the Company’s executive officers named in the proxy statement for the 2023 annual meeting of shareholders. The advisory resolution approved by the shareholders is also referred to as “say on pay.” The votes cast for and against this proposal, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
71,530,059	1,511,342	431,607	10,169,078

Item 4 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

The Company’s shareholders determined the frequency of future advisory votes on the compensation of the Company’s executive officers. The votes cast for a frequency of every 1 Year, 2 Years and 3 Years, as well as the abstentions and broker non-votes, were as follows:

Aggregate Votes
1 YEAR	2 YEARS	3 YEARS	ABSTENTIONS	BROKER NON-VOTES
65,387,402	300,805	7,460,812	323,989	N/A

In light of the voting results with respect to Proposal 4, the Company will continue to hold a shareholder advisory vote on the compensation of the Company’s executive officers (“say-on-pay”) on an annual basis.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits:
    Exhibit No.    Description

    104         Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        FIRST FINANCIAL BANCORP.

By: /s/ Karen B. Woods
Karen B. Woods
General Counsel

Date:	May 25, 2023